Exhibit 99.1

Greenidge Generation Holdings and Infinite Reality Announce New Partnership and Equity Swap

Greenidge Will be the Exclusive Provider of Specialized Infrastructure for Infinite Reality, Including Datacenter GPUs for AI and Immersive Experiences Via the Launch of “GreenidgeAI”

Infinite Reality Will Further Support Greenidge’s Growth by Utilizing Its Low-Cost Power and Superior Engineering Services

Greenidge and Infinite Reality Will Evaluate Projects to Deliver Enhanced Offerings Related to AI and Immersive Experiences

Fairfield, Conn. – December 12, 2023 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge” or the “Company”), a vertically-integrated cryptocurrency datacenter and power generation company, today announced that it has entered into a partnership and share exchange with Infinite Reality, Inc. (“iR”), the global leader powering virtual immersive experiences serving clients such as Warner Bros. Discovery, Inc., Vodafone Group plc and Universal Music Group N.V. With this transformative partnership, Greenidge is also announcing the launch of its new service offering, GreenidgeAI.

GreenidgeAI will be the exclusive provider to iR in the United States and Canada of specialized infrastructure, including datacenters utilizing graphic processing units (“GPUs”) to support generative Artificial Intelligence (“AI”) workstreams, including metaverse experiences and other applications requiring high performance computing (“HPC”). Additionally, Greenidge and iR will explore jointly designing and building a new datacenter to enhance iR’s offerings, spearhead its growth and provide clients with lower-cost GPU access. This effort will be powered by Greenidge’s access to low-cost power and leading engineers with experience designing and building datacenters.

Jordan Kovler, CEO of Greenidge commented, “I am thrilled by the opportunities that lie ahead with the launch of GreenidgeAI. Entering the AI datacenter space has been a strategic focus of ours and, as such, we have been thoughtful in our search for the right long-term partner, one strategically aligned and with a skilled team to complement Greenidge’s resources. We believe that we have found that partner in John and the entire iR team. The launch of GreenidgeAI augments our focus on improving our capital structure – having recently reduced over $85 million in secured debt – and ensures that Greenidge is well-positioned for future growth to drive shareholder value.”

“We are excited to start working with Greenidge as we continue growing our capabilities to power cinematic-quality immersive experiences for our clients. This partnership provides us datacenters right where the power and server generation occurs and gives us direct access to their amazing team of engineers. The Greenidge team will provide iR and its clients with customized state-of-the-art datacenter solutions designed specifically for AI and powering immersive experiences,” said John Acunto, CEO of iR.

“These customized solutions are necessary as more and more companies begin to realize that AI is transforming everything, but AI is nothing without data. iR's entire platform allows brands and creators to own their own data, own their own experiences and own their customer interactions. The partnership will expedite our growth and provide us with greater ability to innovate for our clients and serve them the best experiences for their targeted audiences, while removing big tech’s stranglehold on the cost of data. Outside of the current framework, we look forward to working with Jordan and the Greenidge team on entrepreneurial ventures that will position both companies exceptionally well for a long-lasting relationship in other profitable business lines,” added Acunto.
Partnership Details

Pursuant to the partnership between Greenidge and iR:

•Greenidge will provide infrastructure and GPU needs for iR clients, while iR will receive a profit share on Greenidge datacenters and preferred pricing for its own internal datacenter needs.
•Greenidge and iR will evaluate developing a new datacenter.
•Greenidge will add a new, fast-growing service offering to supplement its current mix of Bitcoin self-mining, hosting, EPCM (Engineering, Procurement and Construction Management) and O&M (Operations and Maintenance) services.
•iR has the ability to leverage Greenidge’s access to additional sources of low-cost power as needed.
•iR’s brands are empowered and enabled to take control of their data and improve performance, while reducing iR’s costs and improving profit margins.
•iR is able to better serve its clients in a fast-growing industry and continue to accelerate audience engagement through cinematic-quality virtual environments, while being the only player in the space to provide brands with direct access to their audiences and customer data.

Equity Swap Agreement

•Provides for iR obtaining shares of Greenidge valued at $8.33 per share in exchange for an equivalent amount of iR stock reflecting a $2.5 billion valuation.
•Greenidge granting iR a one-year warrant to purchase shares of Greenidge stock at $7.00 per share, the proceeds of which will be used by Greenidge in connection with the development of a new datacenter.
•iR granting Greenidge a one-year warrant to purchase an equivalent value of iR shares, reflecting a $2.5 billion valuation of iR, the proceeds of which will be used for general working capital purposes.

GreenidgeAI plans to begin taking external customer orders in 2024 as the Company grows beyond the partnership with iR and is currently in the process of designing and planning the buildout of AI datacenters, in conjunction with securing agreements for the purchase of NVIDIA H100 and L40 GPUs.

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About Greenidge Generation Holdings Inc.

Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

About Infinite Reality
Infinite Reality (“iR”) is an innovative technology and entertainment company specializing in the development of cutting-edge, AI-powered immersive experiences. iR’s immersive experiences enable brands and creators to fully control the ways in which they distribute content, engage audiences, and commercialize their creations, while also giving them ownership over their data. With its deep expertise in Hollywood production, iR develops immersive experiences that maximize the value between brands, content, and audiences and redefine the possibilities in connected digital environments. The Creative Services and Advisory teams advise, manage, design, and oversee custom builds, leveraging the Technology team’s platform development expertise. The Entertainment and Content Creation division produces breathtaking original content and live events featuring the world’s most in-demand talent. iR’s Agency attracts, cultivates, and builds client audiences while iR’s digitally native brands, including premier influencer management agency TalentX Entertainment, increase awareness and adoption of immersive opportunities.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31,

2022, Part II, Item 1A. “Risk Factors” of Greenidge’s Quarterly Report on Form-10-Q for the period ended September 30, 2023, and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

For further information, please contact:

Investor Relations
investorrelations@greenidge.com

Media Inquiries
media@greenidge.com

GPU Rental Services
ai@greenidge.com

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